Exhibit 10.5

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

This First Amendment to Amended and Restated Credit Agreement (this “First Amendment”) is entered into as of June 30, 2011 by and between SILICON VALLEY BANK, a California corporation, with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054 and with a loan production office located at 275 Grove Street, Suite 2-200, Newton, Massachusetts 02466 as administrative agent (“Administrative Agent”) and as a lender (“Lender”), and SATCON TECHNOLOGY CORPORATION, a Delaware corporation (“Satcon”); SATCON POWER SYSTEMS, INC., a Delaware corporation (“Power”); SATCON ELECTRONICS, INC., a Delaware corporation (“Electronics”), each with offices located at 27 Drydock Avenue, Boston, Massachusetts 02210; and SATCON POWER SYSTEMS CANADA LTD., a corporation organized under the laws of the Province of Ontario, Canada with offices located at 835 Harrington Court, Burlington, Ontario L7N 3P3 (the “Canadian Borrower”; and together with Satcon, Power and Electronics, individually and collectively, jointly and severally, the “Borrower”).

1.             DESCRIPTION OF EXISTING INDEBTEDNESS AND OBLIGATIONS. Among other indebtedness and obligations which may be owing by Borrower to Agent, Borrower is indebted to Agent pursuant to a loan arrangement evidenced by, among other documents, that certain Amended and Restated Credit Agreement dated as of April 22, 2011 (as may be amended, restated, or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Credit Agreement.

2.             MODIFICATION TO CREDIT AGREEMENT. The Credit Agreement shall be amended by deleting the definition of “Revolving Termination Date”, and replacing same with the following: “April 30, 2013”.

3.             NO DEFENSES OF BORROWER.  Borrower hereby acknowledges and agrees that, as of the date of this First Amendment, Borrower has no offsets, defenses, claims, or counterclaims against Agent or the Lenders with respect to the Obligations, or otherwise, and that if Borrower now has, or ever did have, any offsets, defenses, claims, or counterclaims against Agent or the Lenders, whether known or unknown, at law or in equity, all of them are hereby expressly WAIVED and Borrower hereby RELEASES Agent and the Lenders from any liability thereunder.

4.             RATIFICATION AND CONTINUING VALIDITY.  Borrower hereby ratifies, confirms, and reaffirms all terms and conditions of all security or other collateral granted to the Agent (whether contained in the Credit Agreement or any other Loan Document), and confirms that the indebtedness secured thereby includes, without limitation, the Obligations. Borrower understands and agrees that in modifying the existing Obligations, Agent is relying upon Borrower’s representations, warranties, and agreements, as set forth in the Loan Documents.  Except as expressly modified pursuant to this First Amendment, the terms of the Loan Documents remain unchanged and in full force and effect.  Agent’s agreement to modifications to the existing Obligations pursuant to this First Amendment in no way shall obligate Agent to make any future modifications to the Obligations.  Nothing in this First Amendment shall constitute a satisfaction of the Obligations.  It is the intention of Agent and Borrower to retain as liable parties all makers of Loan Documents, unless the party is expressly released by Agent in writing.  No maker will be released by virtue of this First Amendment.

5.             JURISDICTION.  THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed as a sealed instrument under the laws of the Commonwealth of Massachusetts as of the date first written above.

BORROWER:

SATCON TECHNOLOGY CORPORATION

By	/s/ Aaron M. Gomolak
Name: Aaron M. Gomolak
Title: Chief Financial Officer and Treasurer

SATCON POWER SYSTEMS, INC.

By	/s/ Aaron M. Gomolak
Name: Aaron M. Gomolak
Title: Chief Financial Officer and Treasurer

SATCON ELECTRONICS, INC.

By	/s/ Aaron M. Gomolak
Name: Aaron M. Gomolak
Title: Chief Financial Officer and Treasurer

SATCON POWER SYSTEMS CANADA LTD.

By	/s/ Aaron M. Gomolak
Name: Aaron M. Gomolak
Title: Chief Financial Officer and Treasurer

[Signature Page to First Amendment]

AGENT AND LENDER:

SILICON VALLEY BANK

By	/s/ Jay T. Tracy
Name: Jay T. Tracy
Title: Vice President

[Signature Page to First Amendment]